Exhibit 99.3

Designated Filer:	Warburg Pincus & Co.
Issuer & Ticker Symbol:	Talon Therapeutics, Inc. [TLON]
Date of Event Requiring Statement:	January 10, 2012

Joint Filers’ Signatures

WARBURG PINCUS PRIVATE EQUITY X, L.P.
By:	Warburg Pincus X, L.P., its General Partner,
	By:	Warburg Pincus X, LLC, its General Partner,
		By:	Warburg Pincus Partners, LLC, its Sole Member,
			By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Scott A. Arenare				Date:	January 10, 2012
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS X PARTNERS, L.P.
By:	Warburg Pincus X, L.P., its General Partner,
	By:	Warburg Pincus X, LLC, its General Partner,
		By:	Warburg Pincus Partners, LLC, its Sole Member,
			By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Scott A. Arenare				Date:	January 10, 2012
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS X, L.P.
By:	Warburg Pincus X, LLC, its General Partner,
	By:	Warburg Pincus Partners, LLC, its Sole Member,
		By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Scott A. Arenare			Date:	January 10, 2012
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS X, LLC
By:	Warburg Pincus Partners, LLC, its Sole Member,
	By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Scott A. Arenare		Date:	January 10, 2012
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS PARTNERS, LLC
By:	Warburg Pincus & Co., its Managing Member

By:	/s/ Scott A. Arenare	Date:	January 10, 2012
Name: Scott A. Arenare
Title: Partner

WARBURG PINCUS LLC

By:	/s/ Scott A. Arenare	Date:	January 10, 2012
Name: Scott A. Arenare
Title: Managing Director

WARBURG PINCUS & CO.

By:	/s/ Scott A. Arenare	Date:	January 10, 2012
Name: Scott A. Arenare
Title: Managing Director

By:	/s/ Scott A. Arenare	Date:	January 10, 2012
Name: Charles R. Kaye
By: Scott A. Arenare, Attorney-in-Fact*

By:	/s/ Scott A. Arenare	Date:	January 10, 2012
Name: Joseph P. Landy
By: Scott A. Arenare, Attorney-in-Fact**

*	Power of Attorney given by Mr. Kaye was previously filed with the SEC on March 2, 2006, as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.

**	Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006, as an exhibit to a Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.